                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             BRIDGFORD FOODS CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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          pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ]  Fee paid previously with preliminary materials.

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     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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

                           BRIDGFORD FOODS CORPORATION

                                  ------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  ------------

                                 MARCH 13, 2002

To the Shareholders of BRIDGFORD FOODS CORPORATION:

        The annual meeting of the shareholders of Bridgford Foods Corporation, a California corporation (the "Company"), will be held at the Four Points Sheraton, 1500 South Raymond Avenue, Fullerton, California, on Wednesday, March 13, 2002 at 10:00 a.m., for the following purposes:

                (1) To elect eight directors to hold office for one year or until their successors are elected and qualified.

                (2) To ratify the appointment of PricewaterhouseCoopers LLP as independent public accountants of the Company for the fiscal year commencing November 3, 2001.

                (3) To transact such other business as may properly come before the meeting.

        Shareholders of record at the close of business on February 1, 2002 are entitled to notice of and to vote at said meeting or any adjournment thereof.

        ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. HOWEVER, TO ASSURE YOUR REPRESENTATION AT THE MEETING, THE BOARD OF DIRECTORS RESPECTFULLY URGES YOU TO SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IF YOU ATTEND THE MEETING IN PERSON, YOU MAY WITHDRAW YOUR PROXY AND VOTE YOUR OWN SHARES.

                                             By order of the Board of Directors



                                             William L. Bridgford
                                             Secretary

Anaheim, California
February 8, 2002

                           BRIDGFORD FOODS CORPORATION
                1308 NORTH PATT STREET, ANAHEIM, CALIFORNIA 92801

                                   ----------

                                 PROXY STATEMENT

                                   ----------

            ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MARCH 13, 2002

        The enclosed proxy is solicited by the Board of Directors of Bridgford Foods Corporation, a California corporation (the "Company"), for use at the annual meeting of shareholders of the Company (the "Annual Meeting") to be held at the Four Points Sheraton, 1500 South Raymond Avenue, Fullerton, California, on Wednesday, March 13, 2002 at 10:00 a.m., and at any adjournment thereof. All shareholders of record at the close of business on February 1, 2002 are entitled to notice of and to vote at such meeting. This Proxy Statement and the accompanying proxy are being mailed on or about February 8, 2002.

        The persons named as proxies were designated by the Board of Directors and are officers and directors of the Company. Any proxy may be revoked or superseded by executing a later proxy or by giving notice of revocation in writing prior to, or at, the Annual Meeting, or by attending the Annual Meeting, withdrawing the proxy and voting in person. Attendance at the Annual Meeting will not in and of itself constitute revocation of the proxy. All proxies, which are properly completed, signed and returned to the Company prior to the Annual Meeting, and not revoked, will be voted in accordance with the instructions given in the proxy. If a choice is not specified in the proxy, the proxy will be voted FOR election of the director nominees proposed by the Board of Directors and FOR ratification of the Company's appointment of PricewaterhouseCoopers LLP as independent public accountants for the Company. Management does not know of any matters which will be brought before the Annual Meeting other than those specifically set forth in the notice hereof. However, if any other matter properly comes before the Annual Meeting, it is intended that the proxies, or their substitutes, will vote on such matters in accordance with their best judgment.

        All expenses incurred in connection with this solicitation will be borne by the Company. The Company will reimburse brokers and others who incur costs to send proxy materials to beneficial owners of stock in a broker or nominee name.

        At the close of business on February 1, 2002, there were 10,448,271 shares of common stock of the Company outstanding. Each share of common stock entitles the holder thereof to one vote on each matter to be voted upon by such shareholders. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted in tabulating the votes cast on proposals presented to shareholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

        The directors of the Company are elected annually to serve until the next annual meeting of the shareholders or until their respective successors are elected. At the Annual Meeting, eight directors are to be elected. The election of directors shall be by the affirmative vote of the holders of a plurality of the shares voting in person or by proxy at the annual meeting. Each of these individuals has served as a director since the last annual meeting. All current directorships are being filled.

        Unless otherwise instructed, shares represented by the proxies will be voted for the election of the nominees listed below. Each nominee has indicated that he is willing and able to serve as director if elected. In the event that any of such nominees shall become unavailable for any reason, an event which management does not anticipate, it is intended that proxies will be voted for substitute nominees designated by management.

        The following table and biographical summaries set forth, with respect to each nominee for director, his age, the positions he holds in the Company and the year in which he first became a director of the Company. Data with respect to the number of shares of the Company's Common Stock beneficially owned by each of such directors as of February 1, 2002 appears on page 5 of this Proxy Statement.

                                                                        YEAR
                                                                    FIRST BECAME
   NAME                AGE   CURRENT POSITION AT THE COMPANY(1)       DIRECTOR
   ----                ---   ----------------------------------     ------------
Allan L. Bridgford     67    Chairman and Member of the
                             Executive Committee                        1952
Robert E. Schulze      67    President and Member of the
                             Executive Committee                        1980
Hugh Wm. Bridgford     70    Chairman of the Executive Committee
                             and Vice President                         1952
Paul  A. Gilbert       59    Director, Audit Committee Chairman         1993
Richard A. Foster      66    Director                                   2001
Steven H. Price        61    Director                                   1988
Norman V. Wagner II    72    Director                                   1990
Paul R. Zippwald       64    Director                                   1992

(1) Robert E. Schulze is a full-time employee of the Company. Hugh Wm. Bridgford and Allan L. Bridgford are brothers.

DIRECTORS

        Allan L. Bridgford, elected Chairman in March of 1995, served previously as President of the Company for more than five years and has been a full-time employee of the Company since 1957. Allan L. Bridgford reduced his work schedule to 80% since March of the 2000 fiscal year.

        Robert E. Schulze, elected President in March of 1995, served previously as Executive Vice President, Secretary and Treasurer of the Company for more than five years. Mr. Schulze has been a full-time employee of the Company since 1964.

        Hugh Wm. Bridgford, Chairman of the Executive Committee and elected Vice President in March of 1995, previously served as Chairman of the Board of the Company for more than five years and has been a full time employee of the Company since 1955. Hugh Wm. Bridgford reduced his work schedule to approximately 80% since November 1997.

        Paul A. Gilbert has been Senior Vice President, of a large investment banking firm, for more than five years and was formerly with Kidder, Peabody & Co. Incorporated, an investment banking firm.

        Richard A. Foster was President of Interstate Electronics Corporation, a wholly owned subsidiary of Figgie International, Inc., from 1979 until his retirement in 1991. Mr. Foster also served as Vice President of Figgie International, Inc. from 1986 to 1991. He received his Bachelor of Science degree from Stanford University and his Master of Science degree from University of California, Los Angeles.

        Steven H. Price has been in the family property management business for more than the past five years. Mr. Price also was active as an avocado farmer for more than five years prior to the sale of his property in 1991.

        Norman V. Wagner II was President of Signal Landmark Properties, Inc., a real estate development firm, from 1976 until his retirement in 1988. Mr. Wagner is currently retired.

        Paul R. Zippwald was Regional Vice President and Head of Commercial Banking for Bank of America NT&SA, North Orange County, California, for more than five years prior to his retirement in July 1992. Mr. Zippwald is currently retired.

        During fiscal year 2001 the Company's Board of Directors held 12 regular monthly meetings. Each of the nominees holding office attended at least 75% of the monthly meetings. Non-employee directors are paid $1,000 for each meeting attended. Employee directors received no additional compensation for their services.

COMPENSATION AND AUDIT COMMITTEES

        During fiscal 2001, the Board of Directors maintained two committees, the Compensation Committee and the Audit Committee. The Board of Directors does not have a standing Nominating Committee. The Compensation Committee consisted of Messrs. Gilbert, Foster, Price, Wagner and Zippwald, each of whom served thereon without additional compensation. Each of these individuals were non-employee directors. The Compensation Committee is responsible for establishing and administering the Company's compensation arrangements for all executive officers. The Compensation Committee held two formal meetings during fiscal 2001, each of which was attended by all committee members.

        The Audit Committee consisted of Messrs. Gilbert, Foster, Price, Wagner and Zippwald, each of whom served thereon without additional compensation. All members of the Audit Committee meet the independence standards of the rules promulgated by the Securities and Exchange Commission and the standards of the NASDAQ. The Audit Committee meets periodically with the Company's independent public accountants and reviews the Company's accounting policies and internal controls. It also reviews the scope and adequacy of the independent accountants' examination of the Company's annual financial statements. In addition, the Audit Committee recommends the firm of independent public accountants to be retained by the Company and approves all material non-audit services provided by them. The Audit Committee held two formal meetings during fiscal 2001, each of which was attended by all committee members. In addition, the audit committee holds a pre-earnings release conference with the Company's independent public accountants on a quarterly basis. The Audit Committee adopted an Audit Committee Charter on May 8, 2001.

EXECUTIVE OFFICERS

        The Company has five executive officers elected on an annual basis to serve at the pleasure of the Board of Directors:

        Allan L. Bridgford                 Chairman(1)
        Robert E. Schulze                  President(1)
        Hugh Wm. Bridgford                 Vice President(1)
        William L. Bridgford               Secretary
        Raymond F. Lancy                   Vice President, Treasurer and
                                           Assistant Secretary

  (1)  Messrs. Allan L. Bridgford, Robert E. Schulze and Hugh Wm.
       Bridgford are each members of the Company's Executive Committee which acts in the capacity of Chief Executive Officer of the Company.

        A biographical summary regarding Messrs. Allan L. Bridgford, Robert E. Schulze and Hugh Wm. Bridgford is set forth above under the caption "Directors." Biographical information with respect to the Company's other executive officers is set forth below:

        William L. Bridgford, age 47, has served as Secretary of the Company for more than the past five years and was elected as an Executive Officer in 2001.

        Raymond F. Lancy, age 48, has served as Treasurer of the Company for more than the past five years. He was elected Vice President and Assistant Secretary in 2000 and was elected as an Executive Officer in 2001.

                      PRINCIPAL SHAREHOLDERS AND MANAGEMENT

        The following table sets forth certain information known to the Company with respect to the beneficial ownership of the Company's Common Stock as of February 1, 2002 by each shareholder known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock, by each director, and nominee for director by each executive officer named in the Summary Compensation Table and by all officers and directors as a group.

                 AMOUNT AND NATURE OF SHARES BENEFICIALLY OWNED

                                                                                           PERCENTAGE OF
                                                             SHARED                         OUTSTANDING
                                            SOLE           VOTING AND         TOTAL            SHARES
  NAME AND ADDRESS                       VOTING AND        INVESTMENT     BENEFICIALLY      BENEFICIALLY
OF BENEFICIAL OWNER(1)                INVESTMENT POWER      POWER(3)        OWNED(2)         OWNED(2)
----------------------                ----------------     ----------     ------------     -------------
Bridgford Industries                      7,156,396                --        7,156,396          68.5
 Incorporated
 1707 Good-Latimer Expy.
 Dallas, TX 75226
Hugh Wm. Bridgford                           47,917         7,156,396        7,204,313          69.0
 1707 Good-Latimer Expy.
 Dallas, TX 75226
Allan L. Bridgford                          155,882         7,156,396        7,312,278          70.0
Bruce H. Bridgford                            5,986         7,156,396        7,162,382          68.6
Baron R.H. Bridgford                          1,654         7,156,396        7,158,050          68.5
 170 North Green St.
 Chicago, IL 60607
Robert E. Schulze                           167,870                --          167,870           1.6
William L. Bridgford                         18,675         7,156,396        7,175,071(4)       68.6
Raymond F. Lancy                             12,500                --           12,500(5)             *
Paul A. Gilbert                                 605                --              605             *
Richard A. Foster                             2,210                --            2,210             *
Steven H. Price                               1,797                --            1,797             *
Norman V. Wagner II                           1,360                --            1,360             *
Paul R. Zippwald                              1,452                --            1,452             *

All directors and officers
  as a group (12 persons)                 7,574,304         7,156,396        7,574,304(6)       72.3

 *  Less than one percent (1%).

(1) Unless otherwise indicated, the address of such beneficial owner is the Company's principal executive offices, 1308 N. Patt Street, Anaheim, California 92801.

(2) Applicable percentage of ownership at February 1, 2002 is based upon 10,448,271 shares of common stock outstanding. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to shares shown as beneficially owned. Shares of common stock subject to options or warrants currently exercisable or exercisable within 60 days of February 1, 2002 are deemed outstanding for computing the shares and percentage ownership of the person holding such options or warrants, but are not deemed outstanding for computing the percentage ownership of any other person or entity.

(3) Represents shares beneficially owned by Bridgford Industries Incorporated, a Delaware corporation ("BII"), which presently has no other significant business or assets. Allan L. Bridgford, Hugh Wm. Bridgford, William L. Bridgford, Baron R.H. Bridgford and Bruce H. Bridgford presently own .76%, .50%, 7.48%, 9.54% and 10.29%, respectively, of the outstanding voting capital stock of BII and each has the right to vote as trustee or custodian for other stockholders of BII representing 15.29%, 6.11%, 1.42%, 2.95% and 1.21%, respectively, of such outstanding voting capital stock. The remaining percentage of BII stock is owned of record, or beneficially, by 32 additional members of the Bridgford family. The officers of BII jointly vote all shares.

(4) Includes 12,500 shares that may be purchased upon exercise of options within 60 days of February 1, 2002.

(5) Consists of 12,500 shares that may be purchased upon exercise of options within 60 days of February 1, 2002.

(6) Includes 25,000 shares that may be purchased upon exercise of options within 60 days of February 1, 2002.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers, and holders of more than 10% of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock of the Company. Based solely upon information provided to the Company by individual directors and executive officers, the Company believes that during the preceding fiscal year its officers, directors and holders of more than 10% of its Common Stock complied with all Section 16(a) filing requirements.

                       COMPENSATION OF EXECUTIVE OFFICERS

        The following table sets forth summary information concerning compensation paid or accrued by the Company for services rendered during the three fiscal years ended 1999, 2000 and 2001 to the Company's chief executive officer and the four remaining most highly paid executive officers whose salary and bonus exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                              ALL
                                             ANNUAL COMPENSATION             OTHER
                                            ----------------------          COMPEN-
NAME AND PRINCIPAL POSITION       YEAR      SALARY($)     BONUS($)         SATION($)
---------------------------       ----      ---------     --------         ---------
Allan L. Bridgford                2001       277,083      200,000(2)       173,907(4)
  Chairman of the Board(1)        2000*      260,767      329,345(2)       177,407(4)
                                  1999       229,917      470,000(2)(3)      3,500(4)

Robert E. Schulze                 2001       297,884      250,000(2)            --
  President(1)                    2000*      275,167      380,000(2)            --
                                  1999       229,917      470,000(2)(3)         --

Hugh Wm. Bridgford                2001       263,474      212,500(2)       161,525(4)
  Vice President and              2000*      245,317      304,000(2)         2,525(4)
  Chairman of the                 1999       209,117      376,000(2)(3)      3,222(4)
  Executive Committee(1)

William L. Bridgford(5)           2001        70,980       95,571               --
  Secretary

Raymond F. Lancy(5)               2001       132,000       59,000               --
  Vice President, Treasurer
  and Assistant Secretary

 * - 53 week fiscal year in 2000 versus 52 weeks each in 2001 and 1999.

(1) Hugh Wm. Bridgford, Allan L. Bridgford and Robert E. Schulze are members of the Company's Executive Committee which acts in the capacity of Chief Executive Officer of the Company.

(2) Represents deferred contingent compensation payable over periods of five years pursuant to bonuses granted by the Company's Compensation Committee.

(3) Includes amounts related to the Deferred Compensation Savings Plan as follows: Hugh Wm. Bridgford, Allan L. Bridgford and Robert E. Schulze-- $50,000 each. The Deferred Compensation Savings Plan enables certain employees designated by the Board of Directors to elect, during November of each calendar year, to defer the payment of a specified portion of their future compensation to subsequent years. The Company's obligation to pay the sums deferred is unsecured. Deferred sums are payable to participants upon retirement or termination of employment. In fiscal 2001, all sums deferred under the Deferred Compensation Savings Plan earned an interest rate of 9.95%. In future years the yield on these deferrals is credited at Moody's Investors Service, Inc. average seasoned bond rate plus 2%. Under current federal tax law, a participant will not be taxed on the amount of compensation deferred until it is paid to the participant pursuant to the Deferred Compensation Savings Plan.

(4) Represents premiums paid by the Company in connection with split -dollar insurance policies.

(5) William L. Bridgford and Raymond F. Lancy were appointed executive officers in March 2001.

        The following table sets forth certain information concerning the exercise of options by the Company's executive officers named in the Summary Compensation Table during the fiscal year ended November 2, 2001, including the aggregate value of gains on the date of exercise. In addition, the table includes the number of shares covered by both exercisable and unexercisable stock options as of November 2, 2001. Also reported are the values for "in the money" options which represent the positive spread between the exercise prices of any such existing stock options and $13.30, the closing price of common stock on November 2, 2001, as reported by The Nasdaq National Market.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

                                     Value Realized($)
                                       (market price           Number of Securities               Value of Unexercised
                                        at exercise           Underlying Unexercised                  In-the-Money
                    Shares Acquired    less exercise            Options at FY-End(#)               Options at FY-End($)
Name                on Exercise(#)        price)            Exercisable    Unexercisable      Exercisable        Unexercisable
----                --------------   -----------------      -----------    -------------      -----------        -------------
Allan L. Bridgford        0              $     0                   0               0            $       0          $      0

Robert E. Schulze         0                    0                   0               0                    0                 0

Hugh Wm. Bridgford        0                    0                   0               0                    0                 0

William L. Bridgford      0                    0              12,500          12,500               41,250            41,250

Raymond F. Lancy          0                    0              12,500          12,500               41,250            41,250


                                 RETIREMENT PLAN

        The Company has a defined benefit plan ("Plan") for those of its employees not covered by collective bargaining agreements. The Plan, administered by a major life insurance company, presently provides that participants receive an annual benefit on retirement equal to 1 1/2% of their total compensation from the Company during their period of participation from 1958. Benefits are not reduced by Social Security payments or by payments from other sources and are payable in the form of fully-insured monthly lifetime annuity contracts commencing at age 65 or the participant's date of retirement, whichever is later. Based on projections used for computing benefits under the Plan, the estimated annual benefits at normal retirement would be as follows:

Allan L. Bridgford              $ 54,864
Robert E. Schulze                 51,036
Hugh Wm. Bridgford                54,804
William L. Bridgford              77,520
Raymond F. Lancy                  60,768
                                --------

All officers                    $298,992
                                ========

                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

        Retirement benefits otherwise available to key executives under the Company's Plan have been limited by the effects of the Tax Equity and Fiscal Responsibility Act of 1982 ("TEFRA") and the Tax Reform Act of 1986 ("TRA"). To offset the loss of retirement benefits associated with TEFRA and TRA, the Company has adopted a non-qualified "makeup" benefit plan (Supplemental Executive Retirement Plan). Benefits will be provided under this plan for key employees equal to 60% of their final average earnings minus any pension benefits and primary insurance amounts available to them under Social Security. However, in all cases the combined benefits are capped at $120,000 per year for members of the Executive Committee. Eligibility is determined by the Board of Directors of the Company and the projected annual benefits to be paid at normal retirement date to those presently selected are as follows:

Allan L. Bridgford              $ 51,528
Robert E. Schulze                 56,100
Hugh Wm. Bridgford                61,080
William L. Bridgford             157,374
Raymond F. Lancy                 187,394
                                --------
All officers                    $513,476
                                ========

        Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following reports of the Compensation Committee and the Audit Committee and the Performance Graph on page 10 shall not be incorporated by reference into any such filings.

                      REPORT OF THE COMPENSATION COMMITTEE

        The Compensation Committee of the Company consists of the outside members of the Board of Directors. During fiscal 2001, the Compensation Committee consisted of Messrs. Gilbert, Foster, Price, Wagner and Zippwald. The Company's executive compensation policy's aim is to attract, retain and motivate key employees while making sure that a relationship exists between executive compensation and the Company's performance. Accordingly, the Company policy of compensation for its executive officers is to combine annual base salaries with bonuses based upon corporate performance.

        Historically, the Company has been principally managed by an Executive Committee consisting of senior executive officers of the Company. The Executive Committee, as a unit, serves as the Company's "Chief Executive Officer". The Executive Committee currently consists of three members. The current members are Allan L. Bridgford, Chairman of the Board of Directors, Robert E. Schulze, President, and Hugh Wm. Bridgford, Chairman of the Executive Committee and Vice President. For the last several years, the Compensation Committee has determined that each member of the Executive Committee should be compensated on an equal basis with pro-rata adjustments for reduced work schedules.

        The current compensation plan sets forth a minimum base salary of $2,000 per week for each member of the Executive Committee plus incentive amounts that may be earned as additional future salary and/or as deferred contingent compensation ("bonuses"). The Compensation Committee deems continuity of management to be an important consideration for the long-term success of the business and, therefore, payments of bonuses are currently deferred over a five year period. No interest is paid or accrued on the earned but unpaid bonuses. Consistent with the compensation policy for all of the Company's corporate officers, as discussed below, the principal factor used by the Compensation Committee to determine the bonuses to be paid the members of the Executive Committee is the measure of the Company's performance which is based upon the Company's pretax income and return on shareholders' equity for the current fiscal year.

        The Compensation Committee has elected not to provide incentive compensation to the members of the Executive Committee in the form of stock options, stock appreciation rights, restricted stock or other similar plans. The Compensation Committee also directs that perquisite compensation be minimal for members of the Executive Committee. Members of the Executive Committee are not to be provided with country club memberships or other similar perquisites.

        Compensation for executive officers other than those on the Executive Committee are recommended to the Compensation Committee by the Executive Committee which regularly reports to the Board of Directors and the Compensation Committee on compensation matters relating to other corporate officers. All corporate officers, top-level managers and many midlevel managers receive compensation determined by performance-based criteria, including both individual and team accomplishments.

                                           COMPENSATION COMMITTEE

                                           Paul A. Gilbert
                                           Richard A. Foster
                                           Steven H. Price
                                           Norman V. Wagner II
                                           Paul R. Zippwald

                          REPORT OF THE AUDIT COMMITTEE

        Pursuant to a meeting of the Audit Committee on January 14, 2002, the Audit Committee reports that it has: (i) reviewed and discussed the Company's audited financial statements with management; (ii) discussed with the independent auditors the matters (such as the quality of the Company's accounting principals and internal controls) required to be discussed by Statement on Auditing Standards No. 61; and (iii) received written confirmation from PricewaterhouseCoopers LLP that it is independent and written disclosures regarding such independence as required by Independence Standards Board No. 1, and discussed with the auditors the auditors' independence. Based on the review and discussions referred to in items (i) through (iii) above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's annual report for the Company's fiscal year ended November 2, 2001.

                                 AUDIT COMMITTEE

                                 Paul A. Gilbert, Chairman
                                 Richard A. Foster
                                 Steven H. Price
                                 Norman V. Wagner II
                                 Paul R. Zippwald

                                PERFORMANCE GRAPH

        The comparative stock performance graph shown below compares the yearly change in cumulative value of Bridgford Foods Corporation's common stock with certain index values for the five-year periods ended November 2, 2001. The graph sets the beginning value of Bridgford common stock and the indexes at $100. All calculations assume reinvestment of dividends on a monthly basis. The peer group consists of nine companies, including the companies that comprised the Meat Industry Group of Media General Financial Services. The group includes Bob Evans Farms, Inc.; Cagles', Inc.; Hormel Foods Corp.; Pilgrims Pride; Tyson Foods, Inc.; and others.

NOTE: The stock price performance shown on the following graph is not necessarily indicative of future price performance.

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
                AMONG BRIDGFORD FOODS CORP., THE S & P 500 INDEX
                                AND A PEER GROUP


                              [PERFORMANCE GRAPH]



                         11/1/96  10/31/97  10/30/98  10/29/99   11/3/00   11/2/01
BRIDGFORD FOODS CORP.     100.00    149.01    170.21    143.96    183.50    203.60
S & P 500                 100.00    132.11    161.16    202.54    214.87    161.36
PEER GROUP                100.00    119.28    139.09    120.41    106.78    126.74



Source: Research Data Group
Assumes $100 invested November 1, 1996
Assumes dividends reinvested
Fiscal year ending November 2, 2001

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        The Company has no employment contracts and has no change in control agreements.

        No member of the Compensation Committee is a former or current officer or employee of the Company or any of its subsidiaries. The Company is not aware of any transaction involving any member of the Compensation Committee that would require disclosure for "Compensation Committee Interlocks and Insider Participation".

                           RELATED PARTY TRANSACTIONS

        The Company is not aware of any related party transactions that would require disclosure.

                                   PROPOSAL 2

                         INDEPENDENT PUBLIC ACCOUNTANTS

        The Audit Committee of the Board of Directors has, subject to ratification by the shareholders, appointed PricewaterhouseCoopers LLP as independent public accountants for the Company for the fiscal year commencing November 3, 2001. PricewaterhouseCoopers LLP has been the Company's independent public accountant since 1958.

        Proxies received in response to this solicitation will be voted in favor of the approval of such firm unless otherwise specified in the proxy. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection. A representative of PricewaterhouseCoopers LLP will be present at the meeting and available for questions and will have the opportunity to make a statement if they so desire.

AUDIT FEES

        The aggregate fees billed by PricewaterhouseCoopers LLP for professional services for the audit of the Company's financial statements for the fiscal year ended November 2, 2001 and the review of financial statements included in the Company's Forms 10-Q for fiscal 2001 were $88,000.

        FINANCIAL INFORMATION SYSTEM DESIGN AND IMPLEMENTATION FEES

        PricewaterhouseCoopers LLP did not provide, and it did not bill and it was not paid any fees for, financial information system design and implementation services in fiscal 2001.

ALL OTHER FEES

        The aggregate fees billed to the Company for all other services rendered by PricewaterhouseCoopers LLP to the Company in fiscal 2001 were $96,000.

        The Audit Committee has determined that the provision of services, in addition to audit services, rendered by PricewaterhouseCoopers LLP and the fees paid therefore in fiscal 2001 were compatible with maintaining
PricewaterhouseCoopers LLP's independence.

                                CUMULATIVE VOTING

        Every shareholder, or his proxy, entitled to vote upon the election of directors may cumulate his or her votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which his or her shares are entitled, or distribute his or her votes on the same principle among as many candidates as he or she thinks fit. No shareholder or proxy, however, shall be entitled to cumulate votes unless such candidate or candidates have been nominated prior to the voting and the shareholder has given notice at the meeting, prior to the voting, of the shareholder's intention to cumulate such shareholder's votes. If any one shareholder gives such notice, all shareholders may cumulate their votes for candidates in nomination. Other than in connection with the election of directors, an affirmative vote of a majority of the shares present and voting at the meeting is required for approval of all items being submitted to the shareholders for their consideration.

                              SHAREHOLDER PROPOSALS

        Proposals of shareholders intended to be presented at the 2003 Annual Meeting of Shareholders must be received at the Company's principal office no later than October 11, 2002 in order to be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

        Additionally, if the Company is not provided notice of a shareholder proposal, which the shareholder has not previously sought to include in the Company's proxy statement, by December 26, 2002, the Company will be allowed to use its discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.

                                  OTHER MATTERS

        The Board of Directors is not aware of any matters to be acted upon at the meeting other than the election of directors and the ratification of the appointment of PricewaterhouseCoopers LLP. If, however, any other matter shall properly come before the meeting, the persons named in the proxy accompanying this statement will have discretionary authority to vote all proxies with respect thereto in accordance with their best judgment.

                              FINANCIAL STATEMENTS

        The annual report of the Company for the fiscal year ended November 2, 2001 accompanies this proxy statement but is not a part of the proxy solicitation material.

                                        By order of the Board of Directors

                                        William L. Bridgford
                                        Secretary

February 8, 2002


-------------------------------------------------------------------------------

                                    FORM 10-K

The Corporation will furnish without charge to each person whose proxy is being solicited, upon request of any such person, a copy of the Annual Report of the Corporation on Form 10-K for the fiscal year ended November 2, 2001, as filed with the Securities and Exchange Commission, including financial statements and schedules thereto. Such report was filed with the Securities and Exchange Commission on or about January 30, 2002. Requests for copies of such report should be directed to the Treasurer, Bridgford Foods Corporation, P.O. Box 3773, Anaheim, California 92803.

-------------------------------------------------------------------------------

                          BRIDGFORD FOODS CORPORATION

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                      2002 ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD MARCH 13, 2002

The undersigned shareholder of BRIDGFORD FOODS CORPORATION, a California corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated February 8, 2002, and hereby appoints Hugh Wm. Bridgford and Allan L. Bridgford, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2002 Annual Meeting of Shareholders of BRIDGFORD FOODS CORPORATION, to be held on March 13, 2002 at 10:00 a.m., local time, at the Four Points Sheraton, 1500 South Raymond Avenue, Fullerton, California, and at any adjournment thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:

1. ELECTION OF DIRECTORS:
   FOR all nominees listed below (except as indicated) [ ]      WITHHOLD
   AUTHORITY (to vote for all nominees) [ ]

Hugh Wm. Bridgford       Allan L. Bridgford       Robert E. Schulze        Paul A. Gilbert
Richard A. Foster        Steven H. Price          Norman V. Wagner II      Paul R. Zippwald

If you wish to withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list below:

Hugh Wm. Bridgford       Allan L. Bridgford       Robert E. Schulze        Paul A. Gilbert
Richard A. Foster        Steven H. Price          Norman V. Wagner II      Paul R. Zippwald

2. PROPOSAL TO RATIFY APPOINTMENT OF PricewaterhouseCoopers LLP AS THE INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY FOR 2002:
                   FOR [ ]      AGAINST [ ]      ABSTAIN [ ]

and in their discretion, upon such other matter or matters that may properly come before the meeting or any adjournment thereof.

                          (continued on reverse side)

                         (continued from reverse side)

    THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF THE EIGHT DIRECTOR NOMINEES LISTED ABOVE AND FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT PUBLIC ACCOUNTANTS AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

------------------------------------------------      # of shares
-------                                                                   Dated:
----------------------, 2002
          Name (Please Print)

                                                     ---------------------------
                                                             (Signature)

                                                     ---------------------------
                                                             (Signature)

                                                     (This Proxy should be
                                                     marked, dated and signed by
                                                     the shareholder(s) exactly
                                                     as his or her name appears
                                                     hereon, and returned
                                                     promptly in the enclosed
                                                     envelope. Persons signing
                                                     in a fiduciary capacity
                                                     should so indicate. If
                                                     shares are held by joint
                                                     tenants or as community
                                                     property, both should
                                                     sign.)